SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 21, 2004

Accredited Mortgage Loan Trust 2004-2

(Issuer with respect to Securities)

Accredited Home Lenders, Inc.

(Exact name of registrant as specified in its charter)

California	333-109964	33-0426859
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Attention: General Counsel 15090 Avenue of Science San Diego, California	92128
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (858) 676-2100

No Change

(Former name or former address, if changed since last report)

Item 5.	Other Events

The financial statements of Financial Guaranty Insurance Company (“FGIC”) for the three months ended March 31, 2004, and the years ended December 31, 2003 and December 31, 2002 are included in this Form 8-K. The financial statements as of December 31, 2003 and for the periods from December 18, 2003 through December 31, 2003, and from January 1, 2003 through December 17, 2003 have been audited by Ernst & Young LLP. The financial statements as of December 31, 2002 and for each of the years in the two-year period ended December 31, 2002 have been audited by KPMG LLP. The consents of KPMG LLP and Ernst & Young LLP to the inclusion of their audit reports on such financial statements in this Form 8-K and their being named as “experts” in the Prospectus Supplement relating to Accredited Mortgage Loan Trust 2004-2, Asset-Backed Notes, Series 2004-2, are attached hereto in the case of KPMG LLP as Exhibit 23.1 and in the case of Ernst & Young LLP as Exhibit 23.2.

The financial statements of FGIC as of December 31, 2003 and 2002 and for each of the years in the three-year period ended December 31, 2003 are attached hereto as Exhibit 99.1.

The unaudited financial statements of FGIC for the three months ended March 31, 2004 and 2003 are attached hereto as Exhibit 99.2.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits:

23.1	Consent of KPMG LLP

23.2	Consent of Ernst & Young LLP

99.1	Financial statements of FGIC as of December 31, 2003 and 2002, and for each of the years in the three-year period ended December 31, 2003.

99.2	The unaudited financial statements of FGIC for the three months ended March 31, 2004 and 2003 are attached hereto as Exhibit 99.2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCREDITED HOME LENDERS, INC.

By:	/s/ James A. Konrath

Name:	James A. Konrath
Title:	Chief Executive Officer

Dated: May 21, 2004

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of KPMG LLP

23.2	Consent of Ernst & Young LLP

99.1	Financial statements of FGIC as of December 31, 2003 and 2002, and for each of the years in the three-year period ended December 31, 2003.

99.2	The unaudited financial statements of FGIC for the three months ended March 31, 2004 and 2003 are attached hereto as Exhibit 99.2.